1northerntrust.com | © 2023 Northern Trustnortherntrust.co | 2023 orthern Northern Trust Corporation .Fourth Quarter 2022 Quarterly Earnings Review . January 19, 2023 Exhibit 99.2

EXECUTIVE SUMMARY

- Net income of $155.7 million, earnings per diluted common share of $0.71, return on average common equity of 5.9%
- Results reflect the inclusion of $265.8 million in pre-tax charges reflecting $199.1 million in net income impacts and $0.94 in earnings per share impacts.
- The current quarter included:
  - *$213.0 million pre-tax investment security losses related to the intent to sell certain available-for-sale debt securities*
  - *$32.0 million pre-tax severance-related charges*
  - *$14.0 million pre-tax occupancy charges*
  - *$6.8 million pre-tax pension settlement charge*
- Results for the quarter included the impact of certain accounting reclassifications implemented at the start of 2022 which impact the year-over-year comparisons. For the current quarter, this resulted in a $14.2 million increase to Trust, Investment and Other Servicing Fees, with:
  - *$5.6 million ($2.9 million in Other Asset Servicing fees and $2.7 million in Wealth Management) related to amounts previously recorded in Other Operating Income in the prior year*
  - *$8.6 million related to amounts previously recorded as a reduction in Other Operating Expense in the prior year now reported in Asset Servicing Investment Management fees.*

Key Macroeconomic Factors

			Month Lag[1]		Quarter Lag[2]	
	YoY	**Seq**	**YoY**	**Seq**	**YoY**	**Seq**
S&P 500	(19.4)%	7.1%	(14.4)%	(2.8)%	(16.8)%	(5.3)%
MSCI EAFE Local	(9.5)%	8.4%	(9.0)%	(1.3)%	(13.5)%	(4.3)%
1 month Libor (Avg)	381 bps	144 bps				
3 month Libor (Avg)	434 bps	151 bps				

[1] Month Lag YoY represents the average month-ends of Sept. 2022 - Nov. 2022 vs. Sept. 2021 - Nov. 2021. Month Lag Seq represents the average month-ends of Sept. 2022 - Nov. 2022 vs. Jun. 2022 - Aug. 2022.
[2] Quarter Lag YoY represents quarter-end Sept. 2022 vs. Sept. 2021. Quarter Lag Seq represents quarter-end Sept. 2022 vs. Jun. 2022.

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SUMMARY RESULTS & KEY METRICS

$ in millions (except EPS and as noted)

Results include impact of charges highlighted on page 2

		% Change Vs.	
	4Q 2022	4Q 2021	3Q 2022
Revenue (FTE[1])	**$1,534.5**	(8)%	(13)%
Noninterest Expense	**1,323.6**	13%	8%
Provision for Credit Losses	**5.0**	N/M	N/M
Net Income	**$155.7**	(62)%	(61)%
Diluted Earnings per Share	**$0.71**	(63)%	(61)%
Return on Average Common Equity[2]	**5.9%**	14.5%	14.9%
Pre-Tax Margin[1,2]	**13.4%**	31.0%	30.4%
Expense to Trust Fee Ratio[2]	**127%**	105%	114%
Assets under Custody / Administration[3] *(in billions)*	**$13,604**	(16)%	+6%
Assets under Custody[3] *(in billions)*	**$10,605**	(16)%	+6%
Assets under Management[3] *(in billions)*	**$1,250**	(22)%	+3%

[1] Revenue and pre-tax margin stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported pre-tax margin prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 12.
[2] Actual numbers for all periods, not % change.
[3] Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
N/M - Not meaningful

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4northerntrust.com | © 2023 Northern Trust TOTAL REVENUE $ in millions Total Revenue (FTE1) $1,111 $1,168 $1,143 $1,079 $1,042 $77 $81 $78 $65 $65 $119 $88 $89 $98 $(123) $371 $388 $470 $525 $550 $1,677 $1,725 $1,780 $1,767 $1,535 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 -8% -13% Trust, Investment and Other Servicing Fees FX Trading Income Other Noninterest Income2 Net Interest Income (FTE1)  Trust, Investment & Other Servicing Fees were down 6% year-over-year and down 3% sequentially.  Foreign Exchange Trading Income was down 15% year-over-year and up 1% sequentially.  Other Noninterest Income was a loss of $123.0 million, which included $213.0 million of investment security losses.  Net Interest Income (FTE1) was up 48% year-over-year and up 5% sequentially. Categories may not sum due to rounding. 1 Net interest income and total revenue stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 12. 2 Other Noninterest Income includes Security Commissions and Trading Income, Treasury Management Fees, Other Operating Income, and Investment Security Gains (Losses), net. Results include impact of charges highlighted on page 2

TRUST, INVESTMENT & OTHER SERVICING FEES

$ in millions (except as noted)

Trust, Investment & Other Servicing Fees	4Q 2022	% Change Vs. 4Q 2021	% Change Vs. 3Q 2022
Custody & Fund Administration	**$406.3**	(11)%	– %
Investment Management	**123.8**	+9%	(9)%
Securities Lending	**19.3**	+2%	(11)%
Other	**38.6**	+9%	+1%
Total Asset Servicing	**$588.0**	(6)%	(3)%
Central	**$162.2**	(11)%	(5)%
East	**117.8**	(11)%	(5)%
West	**89.5**	(9)%	(3)%
Global Family Office (GFO)	**84.6**	+16%	(3)%
Total Wealth Management	**$454.1**	(7)%	(5)%
Client Assets[1] (in billions):			
Asset Servicing AUC/A	**$12,706**	(16)%	+6%
Asset Servicing AUC	**$9,712**	(16)%	+6%
Asset Servicing AUM	**$898**	(25)%	+3%
Securities Lending Collateral	**$148**	(24)%	(9)%
Wealth Management AUC/A	**$899**	(16)%	+4%
Wealth Management AUC	**$892**	(16)%	+4%
Wealth Management AUM	**$351**	(16)%	+5%

Results include impact of charges highlighted on page 2

- Asset Servicing Trust, Investment & Other Servicing Fees were down 6% year-over-year and down 3% sequentially.
  - Custody and fund administration fees decreased from the prior-year quarter primarily due to unfavorable markets and unfavorable currency translation, partially offset by new business. Custody and fund administration fees were flat sequentially.
  - Investment management fees increased from the prior-year quarter primarily due to lower money market fund fee waivers, partially offset by asset outflows and unfavorable markets. Investment management fees decreased sequentially primarily due to asset outflows and unfavorable markets.
  - Other trust, investment and other servicing fees increased from the prior-year quarter primarily due to the accounting reclassification previously discussed.
- Wealth Management Trust, Investment & Other Servicing Fees were down 7% year-over-year and down 5% sequentially.
  - Fees in the regions (Central, East and West) decreased from the prior-year quarter primarily due to unfavorable markets and asset outflows, partially offset by lower money market fund fee waivers. Fees in the regions decreased sequentially primarily due to unfavorable markets and asset outflows.
  - Fees in GFO increased from the prior-year quarter primarily due to lower money market fund fee waivers and new business, partially offset by unfavorable markets. Fees in GFO decreased sequentially primarily due to asset outflows and unfavorable markets.

[1] Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

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6northerntrust.com | © 2023 Northern Trust NET INTEREST INCOME Average Earning Assets ($ in billions) $148.8 $149.8 $139.9 $132.1 $133.8 0.99% 1.05% 1.35% 1.58% 1.63% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 NII (FTE1) in millions $ 550.0 Loans & Leases Securities Deposits w/ Banks Fed Deposits & Other NIM (FTE1)  Net Interest Income (FTE1) was up 48% year-over- year and up 5% sequentially. Net interest margin (FTE1) was 1.63%.  Average Earning Assets were down 10% year-over- year and up 1% sequentially.  Average Total Deposits were down 14% year-over- year and down 2% sequentially.  Net Interest Margin (FTE1) increased 64 basis points from the prior-year quarter and increased 5 basis points sequentially. The increase relative to the prior-year quarter was primarily due to higher average interest rates. The sequential increase was primarily due to higher average interest rates, partially offset by an unfavorable balance sheet mix shift. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 12. $ 525.3$ 370.6 $ 387.7 $469.8

7northerntrust.com | © 2023 Northern Trust NONINTEREST EXPENSE $ in millions Total Noninterest Expense $618 $668 $666 $663 $688 $224 $213 $213 $221 $233 $196 $194 $204 $212 $229 $52 $51 $51 $51 $66 $79 $80 $90 $82 $108 $1,169 $1,206 $1,224 $1,230 $1,324 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 +13% +8% Compensation & Benefits Outside Services Equipment & Software Occupancy Other  Expenses totaled $1.3 billion in the fourth quarter, up 13% year-over-year and up 8% sequentially.  The year-over-year growth in expenses was primarily driven by increases in compensation, equipment and software related costs, other operating expense, occupancy, and outside services, partially offset by decreases in employee benefits.  The sequential expense increase was driven by increases in compensation, other operating expense, equipment and software, occupancy, and outside services, partially offset by decreases in employee benefits.  Expenses included the following: Severance-related charges of $32.0 million in 4Q22 and $6.1 million in 4Q21. Occupancy charges of $14.0 million in 4Q22. Pension settlement charge of $6.8 million in 4Q22 and $3.4 million in 4Q21 Categories may not sum due to rounding. Results include impact of charges highlighted on page 2

8northerntrust.com | © 2023 Northern Trust 1 Revenue and pre-tax margin stated on an FTE basis is a non-GAAP financial measure. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 12. 2 Actual numbers for all periods, not % change. 3 Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission. $ in millions (except EPS and as noted) RESULTS & KEY METRICS: FULL YEAR 2022 % Change Vs. FY 2022 FY 2021 Revenue (FTE1) $6,806.8 +5% Noninterest Expense 4,982.9 +10% Provision for Credit Losses 12.0 N/M Net Income $1,336.0 (14)% Diluted Earnings per Share $6.14 (14)% Return on Equity2 12.7% 13.9% Pre-Tax Margin1,2 26.6% 31.5% Expense to Trust Fee Ratio2 112% 104% Assets under Custody / Administration3 (in billions) $13,604 (16)% Assets under Custody3 (in billions) $10,605 (16)% Global Custody Assets3 (in billions) $6,907 (16)% Assets under Management3 (in billions) $1,250 (22)%  Revenue includes the following items:  FY 2022 includes $213.0 million pre-tax investment securities losses related to the intent to sell certain available-for-sale debt securities.  FY 2021 includes $13.0 million pre-tax gain relating to property sales recorded in Other Operating Income.  FY 2022 Implementation of certain accounting reclassification changes resulting in a $65.6 million increase to Trust, Investment and Other Servicing fees in FY 2022, with $25.6 million relating to amounts previously recorded in Other Operating Income, and $40.0 million related to amounts previously recorded as a reduction in Other Operating Expense.  Noninterest Expenses includes the following, all pre-tax:  Pension settlement charges of $44.1 million in FY 2022, $27.9 million in FY 2021.  Severance-related charges of $32.0 million in FY 2022, $8.5 million in FY 2021.  Occupancy charges of $14.0 million in FY 2022. Results include impact of charges highlighted on page 2

9northerntrust.com | © 2023 Northern Trust 1 Net interest income and total revenue on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 12. $ in millions REVENUE AND EXPENSE: ANNUAL TRENDS $3,995 $4,361 $4,433 $290 $293 $289 $372 $428 $153 $1,478 $1,418 $1,933 $6,135 $6,500 $6,807 2020 2021 2022 +6% -4% +15% +1% +9% +5% +36% -64% -1% +2% Trust, Investment and Other Servicing Fees FX Trading Income Other Noninterest Income Net Interest Income (FTE1) Total Revenue (FTE1) Total Noninterest Expense $2,335 $2,442 $2,685 $763 $849 $880 $674 $736 $839 $230 $209 $219 $347 $299 $359 $4,348 $4,536 $4,983 1 2 3 +10% +5% +14% +4% +10% +20%+4% -9% +9% +11% +5% -14% Equipment & Software Outside Services Compensation & Benefits Occupancy Other Results include impact of charges highlighted on page 2

10northerntrust.com | © 2023 Northern Trust CAPITAL Northern Trust Corporation Capital Ratios Advanced Approach Common Equity Tier 1 11.5% Tier 1 12.5% Total 14.5% Tier 1 Leverage 7.1% Supplementary Leverage 7.9% Standardized Approach Common Equity Tier 1 10.8% Tier 1 11.8% Total 13.9% Tier 1 Leverage 7.1% Capital Return  Declared $158.8 million in common stock dividends and $4.7 million in preferred stock dividends in 4Q 2022.  Repurchased $0.1 million of common stock in 4Q 2022.  Accumulated other comprehensive income (loss) was ($1.6 billion) as of December 31, 2022, a change of $0.2 billion during the fourth quarter.  Completed the sale of $2.1 billion of non- high-quality liquid assets (HQLA) available- for-sale debt securities in early 2023. As of December 31, 2022, capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.  Stress Capital Buffer requirement of 2.5%; resulting in minimum Common Equity Tier 1 requirement of 7%.

11northerntrust.com | © 2023 Northern Trustnortherntrust.co | 2023 orthern Appendix

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The following table presents a reconciliation of total revenue, net interest income, net interest margin and pre-tax margin prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures.

Management believes this presentation provides a clearer indication of these financial measures for comparative purposes.

Revenue	4Q22	3Q22	2Q22	1Q22	4Q21	FY 2022	FY 2021
Reported	$ 1,519.0	$ 1,754.8	$ 1,768.7	$ 1,718.7	$ 1,667.0	$ 6,761.2	$ 6,464.5
FTE Adj.	$ 15.5	$ 12.3	$ 11.1	$ 6.7	$ 10.0	$ 45.6	$ 35.6
FTE	$ 1,534.5	$ 1,767.1	$ 1,779.8	$ 1,725.4	$ 1,677.0	$ 6,806.8	$ 6,500.1

Net Interest Income	4Q22	3Q22	2Q22	1Q22	4Q21	FY 2022	FY 2021
Reported	$ 534.5	$ 513.0	$ 458.7	$ 381.0	$ 360.6	$ 1,887.2	$ 1,382.7
FTE Adj.	$ 15.5	$ 12.3	$ 11.1	$ 6.7	$ 10.0	$ 45.6	$ 35.6
FTE	$ 550.0	$ 525.3	$ 469.8	$ 387.7	$ 370.6	$ 1,932.8	$ 1,418.3
NIM - Reported	1.58%	1.54%	1.31%	1.03%	0.96%		
NIM - FTE	1.63%	1.58%	1.35%	1.05%	0.99%		

Pre-Tax Margin	4Q22	3Q22	4Q21	FY 2022	FY 2021
Revenue - Reported	$ 1,519.0	$ 1,754.8	$ 1,667.0	$ 6,761.2	$ 6,464.5
Pre-Tax Income - Reported	$ 190.4	$ 524.5	$ 509.6	$ 1,766.3	$ 2,010.1
FTE Adj.*	$ 15.5	$ 12.3	$ 10.0	$ 45.6	$ 35.6
Revenue - FTE	$ 1,534.5	$ 1,767.1	$ 1,677.0	$ 6,806.8	$ 6,500.1
Pre-Tax Income - FTE	$ 205.9	$ 536.8	$ 519.6	$ 1,811.9	$ 2,045.7
Pre-Tax Margin - Reported	12.5%	29.9%	30.6%	26.1%	31.1%
Pre-Tax Margin - FTE	13.4%	30.4%	31.0%	26.6%	31.5%

* FTE Adjustment applies to both revenue and pre-tax income

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13northerntrust.com | © 2023 Northern Trust FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s Fourth Quarter 2022 earnings press release, which is available at: www.northerntrust.com/about-us/investor-relations